UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2013 (August 7, 2013)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 7, 2013, the Board of Directors of Torchmark Corporation approved changes to the Compensation of Directors to provide for the payment of an annual retainer of $50,000 to the director who serves as the non-executive Chairman of the Board. Mark S. McAndrew, who commenced service as the non-executive Chairman of the Board of Torchmark effective upon his June 3, 2013 retirement as Executive Chairman of Torchmark, will receive a prorated amount of such annual retainer for his 2013 service and will also receive a prorated amount of the existing cash portion of the annual compensation paid to all non-employee directors in 2013.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

(10.1) Compensation of Directors (incorporated by reference from Exhibit 10.1 to Form 10-Q for the quarter ended June 30, 2013).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: August 13, 2013
/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and Secretary

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